Exhibit 10.15(b)3 1 47222436.1 TRANSITION AGREEMENT This Transition Agreement (“Agreement”) is entered into by and between Oglethorpe Power Corporation (an Electric Membership Corporation) (the “Company”) and Michael W. Price (the “Employee”) (each a “Party,” collectively, the “Parties”). WHEREAS, the Employee is currently employed by the Company as Executive Vice President and Chief Operating Officer; and WHEREAS, the Parties have entered into an Employment Agreement, effective as of September 26, 2018 (the “Employment Agreement”); and WHEREAS, the Employee has indicated his desire to retire and voluntarily resign pursuant to Section 4(c) of the Employment Agreement; and WHEREAS, the Company desires to retain the Employee beyond the 60-day notice period set forth in Section 4(c) of the Employment Agreement, ensure a smooth transition to the new Chief Operating Officer, and obtain certain post-employment agreements from the Employee; NOW THEREFORE, in consideration of the mutual covenants and promises each Party has made to the other as set forth in this Agreement, the Parties agree as follows: 1. Continued Employment through Separation Date. a. The Employee agrees that if he remains actively employed in good standing by the Company as the Chief Operating Officer, or such other role as the Company in its sole discretion determines, and performs the transition duties set forth in Section (l)(b) below through a date selected by the Company, which shall be no earlier than February 15, 2022, and no later than May 31, 2022 (the “Separation Date”), the Employee will be eligible for the payments set forth in Section 2 below, subject to the terms of this Agreement. The Company will provide the Employee with written notice of the Employee’s specific Separation Date at least two weeks in advance. From the date of this Agreement through the Separation Date, provided that the Employee remains employed by the Company, the Employee will continue to be paid the Employee’s regular salary and performance pay per Company policy, and will continue to receive the employee benefits set forth in the Employment Agreement. b. The Employee will continue to be subject to the terms of the Employment Agreement, including the requirement that Employee performs his duties as Chief Operating Officer, or such other officer-level role as the Company determines, through the Separation Date. The Employee specifically acknowledges and agrees that these duties will include assisting the Company in its search for a new Chief Operating Officer, transitioning his duties and responsibilities to the new Chief Operating Officer, and training the new Chief Operating Officer. In the event the Company changes the Employee’s role, the Company agrees that it will not

2 47222436.1 change the Employee’s base salary, performance pay opportunity, or benefits. c. As of the Separation Date, the Employee shall cease to be an employee of the Company and shall cease to be entitled to any further compensation, monies or other benefits from the Company, including coverage under any benefit plans or programs sponsored by the Company as of the Separation Date, except as otherwise expressly provided under the terms of a Company benefit plan, as expressly provided herein, or as otherwise required by law. Effective as of the Separation Date, the Employment Agreement shall terminate. The Parties agree that the execution of this Agreement shall serve as written notice under Section 1(a) of the Employment Agreement not to renew the Employment Agreement for any additional terms. 2. Separation Pay. a. Subject to the Employee’s continued employment and performance of the transition duties set forth in Section 1(b) of this Agreement through the Separation Date, and further subject to the Employee’s execution and non-revocation of a Release, to be provided in advance of the Separation Date. The Employee will be eligible to receive each of the following payments and benefits-: i. Separation Pay. The Company will pay the Employee an amount equal to one million, thirty- six thousand dollars ($1,036,000), which is two times the Employee’s current base salary, less normal tax withholdings and other deductions (“Separation Pay”). ii. Medical Allowance. The Company will pay an amount equal to Employee’s cost for medical and dental continuation coverage pursuant to COBRA for one year at the coverage type and level in effect as of the date of the Separation Date, equal to thirty-seven thousand, four hundred forty- three dollars ($37,443), less normal tax withholding and other deductions (“Medical Allowance”). b. The Separation Pay and Medical Allowance will be paid in one lump sum, within thirty (30) days of the Employee’s separation from service, as defined in Internal Revenue Code Section 409A. Payment of the Separation Pay and Medical Allowance is contingent upon the Employee’s execution of a release of claims against the Company and all of its agents, representatives, and affiliates, in such form as is reasonably acceptable to the Company (the “Release”), within twenty- one (21) days of the date such Release is provided to Employee (which shall be no later than three (3) days after the Employee’s separation from service) and the expiration of all legally required revocation periods that could limit any such Release. If the period during which the Employee may sign and not revoke such Release prior to receiving payment spans two calendar years, any applicable payment will be made in the second calendar year regardless of when such Release is signed or any revocation period expires. In the event that the Employee does not execute the Release, revokes the Release in accordance with its terms, or

3 47222436.1 otherwise violates the provisions of this Agreement, the Employee will not be eligible to receive any Separation Pay or Medical Allowance not yet paid as of such date. c. The Employee acknowledges and agrees that the amounts set forth in this Section 2 are in lieu of any other compensation due or payable to the Employee in connection with his termination of employment. The Employee further acknowledges and agrees that the Employee is not otherwise entitled to this consideration. The Employee specifically acknowledges that the execution of this Agreement, the non-renewal of the Employment Agreement, the Company’s search for and hire of a new Chief Operating Officer, any Company decision to change or modify the Employee’s title or position between the date this Agreement is signed and the Separation Date, the Company’s provision of a written notice to the Employee specifying a Separation Date, and the Employee’s termination of employment as of the Separation Date will not entitle the Employee to any of the payments and benefits set forth in Section 4(b) of the Employment Agreement. In the event that the Employee (i) does not remain actively employed in good standing and perform the transition duties described in Section l(b) of this Agreement through the Separation Date, or (ii) does not sign, or revokes, this Agreement or the Release, the Employee shall not be entitled to any portion of the Separation Pay or the Medical Allowance. 3. Restrictive Covenants. a. Employee acknowledges that (i) the Company wishes to protect its legitimate business interests, including but not limited to customer relationships, trade secrets, confidential information, and other goodwill of the Company, (ii) the Employee possesses specialized knowledge and training regarding the Company’s operations, expertise, and contacts, and (iii) the consideration to be received by him under this Agreement constitutes good, valuable, and sufficient consideration for the agreements made in this Section 3. b. Employee agrees that through Separation Date and for a period of four (4) years following the Separation Date, the Employee shall not, on behalf of himself or for others, directly or indirectly (whether as employee, officer, director, shareholder, member, manager, consultant, investor, partner, sole proprietor, or otherwise), enter into, conduct or carry on, or engage in, be employed by, perform services for or obtain a financial interest in, any Restricted Business in the United States. For purposes of this Agreement, “Restricted Business” means any business in the electric energy industry. Notwithstanding the foregoing, the Employee shall not be prohibited from the passive ownership of up to one percent (1%) of the securities of any entity engaged in any Restricted Business, where the securities of such entity are traded on a national securities exchange. c. The Employee acknowledges and agrees that the services provided by the Employee are of a special, unique and extraordinary nature, and that the restrictions contained in this Section 3 are necessary to protect the goodwill and

4 47222436.1 other legitimate business interests of the Company. The Employee acknowledges that all of the restrictions in this Section 3 are reasonable in all respects, including duration, territory and scope of activity. The Employee agrees that the restrictions contained in this Section 3 shall be construed as separate agreements independent of any other provision of this Agreement or any other agreement between the Employee and the Company. The Employee agrees that the existence of any claim or cause of action by the Employee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and restrictions in this Section 3. d. The Employee agrees that the injury the Company will suffer in the event of the breach by the Employee of this Section 3 will cause the Company irreparable injury that cannot be adequately compensated by monetary damages alone. Therefore, the Employee agrees that the Company, without limiting any other legal or equitable remedies available to it, shall be entitled to obtain equitable relief by injunction or otherwise from any court of competent jurisdiction, including, without limitation, injunctive relief to prevent the Employee’s failure to comply with the terms and conditions of this Section 3. e. In the event that the Employee breaches the covenants set forth in this Section 3, in addition to any injunctive relief, the Employee agrees that within ninety (90) days of such breach, he will return to the Company any Separation Pay or Medical Allowance that the Company has paid to the Employee. 4. Confidential Information. The Employee shall continue to be bound by the Company Invention and Confidential Information Agreement, to the extent such agreement contains provisions which survive the Employee’s termination of employment. In addition, the Employee covenants and agrees that the Employee has not, and shall not, use, disclose, or, to the extent within the Employee’s control, permit any person to obtain, any Confidential Information of the Company and its affiliates, for so long as the information remains confidential. “Confidential Information” means all processes, techniques, formats, specifications, procedures, price structures, plans, methods of operation, financial information and projections, and all other information relating to the business of the Company and its affiliates which is not generally known to or voluntarily disclosed to the public, whether in oral, written, electronic, graphic, or machine readable form. Confidential Information shall also include any information that constitutes a trade secret (as defined by the applicable law). The Employee agrees and acknowledges that the Employee’s obligations under this Agreement are separate and distinct from any obligations the Employee may have, and any rights the Company or any affiliate may have, with respect to any “trade secrets,” which are governed by applicable state or federal law. Nothing in this Agreement prohibits the Employee from reporting to any governmental authority information concerning possible violations of law or regulation, provided that the Employee shall, to the extent permitted by applicable law, provide the Company with prior notice of the contemplated disclosure of any Confidential Information or trade secrets and cooperate with the Company (at the Company’s expense) in seeking a

5 47222436.1 protective order or other appropriate protection of such information. Provided the Employee does so consistent with 18 U.S.C. § 1833, the Employee may disclose trade secret information to a government official or to an attorney for the purposes of obtaining legal advice or use it in certain court proceedings under seal without fear of prosecution or liability. 5. Return of Property. By signing this Agreement, the Employee represents that, unless otherwise authorized by the Company, the Employee shall return all Company property, including identification cards or badges, access codes or devices, keys, laptops, computers, telephones, mobile phones, hand-held electronic devices, credit cards, electronically stored documents or files, physical files and any other Company property previously in the Employee’s possession by the Separation Date. 6. Non-Disparagement. The Employee agrees that the Employee will not make or cause to be made any statements that disparage or damage the reputation of the Company or its affiliates (or any of their officers, directors or employees), including but not limited to making such statements to the media, public interest groups, publishing companies, and/or through internet posting. The Employee also agrees that the Employee will not encourage or incite other current or former employees of the Company or its affiliates to disparage or damage the reputation of the Company or any of its affiliates (or any of their officers, directors or employees). The Employee further represents that the Employee has not made any comments prohibited by the terms of this Section before the date the Employee signs this Agreement. Nothing in this Section prohibits the Employee’s cooperation in any investigation by any government agency or as required to testify by law. Internal communications among the parties during Employee’s employment conducted in the ordinary course of business shall not be considered a violation of this Section. 7. Confidentiality of Agreement. As a material condition to this Agreement, prior to the date on which this Agreement is filed with the U.S. Securities and Exchange Commission (“SEC”), Employee agrees not to disclose the terms of this Agreement, without the Company’s prior written permission, to anyone other than an immediate family member or an attorney, accountant or other professional advisor who agrees in advance to honor this confidentiality requirement. Employee further understands that, so long as the Company files voluntary or required reports with the SEC, the Company is not prohibited from disclosing the terms of this Agreement. This Agreement also does not prohibit Employee from disclosing the terms of this Agreement to the extent necessary to enforce this Agreement or disclosures to the extent legally required by a subpoena or court order, provided that the Company is notified in writing of such a disclosure obligation within five (5) days after it arises. In the event that Employee violates the confidentiality obligations of this Section, the Company reserves the right to cancel this Agreement. 8. Reimbursement of Costs. The Employee agrees that, if the Employee is found by a court of law to have violated the terms of this Agreement, the Employee will reimburse the Company for any attorney fees, costs, or other damages arising from the Employee’s breach of this Agreement. The Employee’s obligation to reimburse the Company under this Section 8 shall not apply in the event the Employee breaches this Agreement as a

6 47222436.1 result of an absence from employment that would be covered under a Company short- term disability policy or plan, regardless of whether the Employee has exceeded the maximum coverage period under such plan. 9. Governing Law and Forum. This Agreement will be governed and construed and enforced in accordance with the laws of the State of Georgia without regard to its conflicts of law rules. The Employee hereby submits to the jurisdiction and venue of the federal and state courts located in Georgia for resolution of any and all claims, causes of action or disputes arising out of, related to or otherwise concerning this Agreement, and Employee agrees to waive any claim relating to forum non conveniens. 10. Severability. Any term or prov1s1on of this Agreement that is determined to be invalid or unenforceable by any court of competent jurisdiction in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, and such invalid or unenforceable provision shall be modified by such court so that it is enforceable to the extent permitted by applicable law. 11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together be one and the same agreement. The Parties agree that signatures transmitted by facsimile or electronic mail will be deemed originals and that a facsimile, photocopy, or scanned image of this Agreement, including without limitation counterparts and any signature(s) or other marks thereon, shall be admissible in any legal, administrative, or other proceeding related to this Agreement with the same weight and binding effect as an original. 12. Waiver: Amendments. Any waiver by either Party of a breach of any provision of this Agreement will not operate as, or be construed to be, a waiver of any other breach of such provision of this Agreement. The failure of either Party to insist on strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive either party of the right thereafter to insist on strict adherence to that term or any other term of this Agreement. Neither this Agreement nor any part of it may be waived, changed, or terminated orally. Any waiver, amendment or modification must be in a writing signed by both the Employee and the Company. 13. Code Section 409A. Although the Company makes no guarantee with respect to the tax or other treatment of payments or benefits under this Agreement and shall not be responsible in any event with regard to this Agreement’s compliance with Section 409A, payments under this Agreement are intended to be exempt from or comply with the applicable requirements of Section 409A and will be limited, construed and interpreted in a manner so as to comply therewith. If the Employee is a “specified employee” as defined for purposes of Section 409A, then all payments that constitute deferred compensation subject to Code Section 409A to be made to the Employee hereunder upon a separation from service will be paid, or commence to be paid, on the earlier of the date which is six (6) months after (i) the date that the Employee separates from service or (ii) the date of death. Any references to the Employee’s “termination of employment” shall be

7 47222436.1 interpreted as a “separation from service,” as determined under Section 409A. Employee agrees that the Company will not be liable for any taxes, penalties or interest imposed on Employee under or as a result of Code Section 409A. 14. Entire Agreement: Construction: Binding Nature. This Agreement contains the entire understanding of the Parties relating to the subject matter of this Agreement and supersedes all other prior written or oral agreements, understandings or arrangements between the Parties relating to the subject matter of this Agreement. The Parties acknowledge that, in entering into this Agreement, they did not rely and have not relied on any statements or representations of the other not contained in this Agreement. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, assigns, heirs, executors or administrators, as the case may be. [Signature Page Follows]

8 47222436.1 IN WITNESS WHEREOF, the Parties have executed this Transition Agreement. AGREED TO AND ACCEPTED: By Employee: /s/ Michael W. Price Michael W. Price For Company: By: /s/ Michael L. Smith Representative’s Signature /s/ Michael L. Smith Michael L. Smith, President & Chief Executive Officer DATE: